RIVERNORTH SPECIALTY FINANCE CORPORATION

ARTICLES OF AMENDMENT

RiverNorth Specialty Finance Corporation, a Maryland corporation, having its principal office at 2405 York Road, Suite 21, Lutherville Timonium, Maryland 21093-2264 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “SDAT”) that:

FIRST: The Charter of the Corporation is hereby amended by striking in its entirety, Article I, and by substituting in lieu thereof the following new Article I:

The name of the Corporation is

“RiverNorth Capital and Income Fund, Inc.”.

SECOND: By a Unanimous Written Consent of the Board of Directors dated December 2, 2022, pursuant to and in accordance with Section 2-605(a)(1) of the Corporations and Associations Article of the Annotated Code of Maryland, the Board of Directors of the Corporation duly approved said amendment, without action by the stockholders.

IN WITNESS WHEREOF, as of December 2, 2022, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President, and attested by its Secretary, and its President acknowledges that these Articles of Amendment are the act and deed of the Corporation under the penalties of perjury, and that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of his knowledge, information, and belief.

ATTEST:	RiverNorth Specialty Finance Corporation

/s/ Marcus L. Collins	By:	/s/ Patrick W. Galley	(SEAL)
Marcus L. Collins, Secretary	Patrick W. Galley, Chairman and President